UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: March 29, 2012

STUDIO II BRANDS, INC.

(Exact name of registrant as specified in its charter)

Florida	0-50000	65-0664963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16/F Honest Building 9-11 Leighton Road Causeway Bay, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2890-1818

16/F Honest Motors Building

9-11 Leighton Road

Causeway Bay, Hong Kong

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE  – STUDIO II Brands, Inc., is filing this Amendment No.  on Form 8-K/A (this "First Amended Filing") to its current report on Form 8-K, which was filed on April __, 2012 (the "Original Filing) for the purpose of filing audited financial statements of Sino Wish Limited for the period from inception (November 26, 2009) through March 31, 2010, and for the year ended March 31, 2011, as well as amended interim unaudited financial statements for the nine month period ended December 31, 2011, and amended unaudited condensed consolidated financial statements for the year ended March 31, 2011 and for the nine month period ended December 31, 2011.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 29, 2012, through its wholly-owned subsidiary, Hippo Lace Limited (“HLL”), the Registrant completed the acquisition of Sino Wish Limited, a Hong Kong corporation (“Sino Wish”), by purchasing all of the issued and outstanding shares of Sino Wish.   The seller in the transaction is Vivian Choi, the sole shareholder of Sino Wish.

Sino Wish is a subfranchisee of HLL, under the terms of a Franchise Agreement dated March 1, 2010, previously filed with the SEC as Exhibit 10.5 to the Registrant’s report on Form 8-K/A Amendment No. 1, filed on May 13, 2011.  Under the terms of the Franchise Agreement, Sino Wish is in the business of operating a Caffé Kenon coffee shop at Shop # 208-209, Tai Yan Plaza, 181 Johnston Road, Wanchai, Hong Kong.   The operations of the Caffé Kenon coffee shop owned by Sino Wish are similar to the operations of the Caffé Kenon coffee shop currently operated by HLL which is located in Causeway Bay, Hong Kong.  Both restaurants serve Italian-style espresso drinks using “Kenon” brand coffee imported from Italy, as well as breakfast, lunch, dinner with a moderately-priced Italian style standard menu which includes pizza, spaghetti, risotto, salads, sandwiches and desserts.

The purchase price for the acquisition of Sino Wish was a total of $280,000, and was determined through arm’s length negotiation.  A total of $191,002 was paid through issuance to the seller of a total of 2,938,492 shares of common stock of the Registrant valued at $0.065 per share.  Such shares are restricted securities as defined in Rule 144 under the Securities Act of 1933.  The balance of the purchase price in the amount of $88,998 is payable through the agreement of HLL to assume and pay the outstanding balance of a shareholder loan owed by Sino Wish to the seller.   The shareholder loan assumed by HLL is due and payable, without interest, in four equal quarterly installments, with payments due as of the last day of each calendar quarter following the Closing Date hereunder, with the first such installment due on or before June 30, 2012, and with the entire unpaid balance due on or before March 31, 2013.  HLL or its designees may also prepay the shareholder loan in whole or in part at any time during the fiscal year from April 1 2012 to March 31, 2013.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

The audited financial statements of Sino Wish Limited for the period from inception (November 26, 2009) through March 31, 2010, and for the year ended March 31, 2011, and interim unaudited financial statements for the nine months period ended December 31, 2011, are filed as exhibits as part of this Current Report on Form 8-K.

(b)

Pro Forma Financial Information

The unaudited pro-forma condensed consolidated financial statements for the year ended March 31, 2011 and for the nine months period ended December 31, 2011 , are filed as exhibits as part of this Current Report on Form 8-K.

(d)

Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.

Description

10.12

Stock Purchase Agreement dated March 29, 2012, by and between Sino Wish Limited, a Hong Kong company, Vivian Choi, as Seller, and Hippo Lace Limited, a BVI company, as Buyer (incorporated by reference from Current Report on Form 8-K report filed with the SEC on April 4, 2012) .

99.9.1

Audited financial statement of Sino Wish Limited for the period from inception (November 26, 2009) through March 31, 2010, and for the year ended March 31, 2011.*

99.10.1

Interim unaudited financial statement of Sino Wish Limited for the nine month period ended December 31, 2011.*

99.11.1

Unaudited pro-forma condensed consolidated financial statements for the year ended March 31, 2011 and for the nine months period ended December 31, 2011.*

  *filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STUDIO II BRANDS, INC.

Date: April 9, 2012

/s/ Cheung Sing

---------------------------------
By:  Cheung Sing
Its:   President

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